CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Parenthetical) $ in Thousands	Feb. 04, 2020 USD ($)
Optile
Net fair value of assets acquired and liabilities assumed at the date of acquisition was as follows:
Working capital deficit, net (excluding cash and cash equivalents in the amount of $196)	$ (29)
Property, plant and equipment	162
Goodwill	20,449
Identifiable intangible assets	17,805
Non-cash consideration	(22,905)
Total cash paid, net of cash acquired	15,482
Cash and cash equivalents	$ 196